UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23832

JPMORGAN PRIVATE MARKETS FUND

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, New York 10172

(Address of principal executive offices) (zip code)

Ashmi Mehrotra

277 Park Avenue

New York, New York 10172

800-480-4111

(Name, Address and Telephone Number of Person Authorized to Receive Notices and

Communications on Behalf of the Filing Person(s))

(Name and address of agent for service)

Copy to:

Rajib Chanda

Ryan P. Brizek

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Report to Shareholders.

(a)	The annual report (the “Report”) of JPMorgan Private Markets Fund (the “Fund”) for the year ended March 31, 2025 is attached herewith.

JPMorgan Private Markets Fund

March 31, 2025

JPMorgan Private Markets Fund

Private Equity Market Overview and Outlook

Over the course of 2024, public markets exhibited solid growth. The first quarter of 2025 presented a different market dynamic in which several indices contracted. Private equity transaction volumes remain muted relative to historical standards. This has created a challenging exit environment for private equity sponsors, also known as General Partners (“GP”s), and a corresponding slowdown in distributions to their Limited Partner (“LP”) investors, many of whom are now above their target private equity allocations and constrained in their ability to make new commitments.

These dynamics have created what we believe is an attractive environment for secondary investors who can offer liquidity directly to LP’s by acquiring their interests or indirectly via GP-led continuation vehicles. The J.P. Morgan Private Equity Group (“PEG”) seeks to capitalize on what it views as a compelling opportunity for secondary investments by utilizing its platform and network of over 250 GP relationships, cultivated by a seasoned team of senior portfolio managers who have worked together for an average of 23 years1. Further, the slower pace of exits and fundraising has created opportunities for co-investments and partially funded primary commitments, which are also important elements of PEG’s strategy.

Irrespective of the market environment, PEG focuses on small and mid-market buyout investments, which comprise what we believe is a vast opportunity set. In the U.S. alone, over 99,000 companies generate annual revenues between $10 million and $300 million, representing approximately 95% of the nation’s privately held companies.

Distribution of U.S. Private Companies by Size2

$300mm+ Annual Revenue
~5k companies
$100-$300mm Annual Revenue
~7k companies
95% of U.S. companies are potential targets
$10-$100mm Annual Revenue
~92k companies
~90% of U.S. Private Companies

The smaller end of the private equity market also offers the potential for lower average entry and leverage multiples, along with value creation opportunities for private equity sponsors, such as operational improvements and add-on acquisitions. Companies currently owned by small and mid-market private equity firms are prime targets for large buyout firms, sitting on capital they have been slow to deploy in a lower transaction volume environment. In the coming years, we believe this backdrop is constructive for investors that are equipped to capitalize on the potential outperformance that small and mid-market buyouts offer.

Fund Overview

The JPMorgan Private Markets Fund (“JPMF” or the “Fund”) was established with the objective of providing long-term capital appreciation by investing primarily in an actively managed portfolio of private equity and other private assets, including secondary, co-investment and primary investments (collectively “Private Market Investments”). The Fund also has exposure to private debt securities and other yield-oriented investments to manage liquidity needs. JPMF commenced investment operations on July 12, 2023 and PEG intends to invest 80% of the Fund’s net assets (under normal circumstances) in Private Market Investments.

As of March 31, 2025, the Fund has $999 million of net assets and is diversified across 75 holdings and over 2,000 underlying portfolio companies. The Fund’s private equity asset value is almost exclusively comprised of buyout investments (98%), and is spread across secondaries (51%), co-investments (42%), and primaries (7%). Geographically, North America represents 74% of private equity portfolio value with the remaining 26% allocated primarily to Europe (23%).

JPMF’s Class I shares generated a 14.1% net return for the Fund’s fiscal year ended March 31, 2025 and has generated a cumulative return since inception of 63.0%, which represents an annualized return of 32.8%. JPMF’s performance has been driven by co-investments and secondary

[1]	Includes investing experience at both PEG and AT&T Investment Management Corporation (ATTIMCO).
[2]	Source: FactSet as of 2/28/2025. $mm in USD Annual Revenue.

MARCH 31, 2025	JPMORGAN PRIVATE MARKETS FUND	1

investments alongside what we believe to be high quality small and mid-market private equity managers. Among the positive contributors is a co-investment in a fast-growing premium haircare products company that was part of a unique transaction in which PEG made two co-investments alongside a primary commitment to a promising emerging manager raising their first institutional fund. Another positive contributor is a co-investment in a tech-enabled talent marketplace that connects health systems and medical groups to physicians and other advanced practitioners. The Fund also benefitted from several secondary investments based in North America and Europe that were acquired at attractive valuations and have appreciated in value post-closing.

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund since commencement of operations July 12, 2023. The result is compared with the MSCI World Index, a broadly diversified global public equity benchmark.

Performance of Initial Investment of $1,000,0003

[3]

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in Class I Shares of the Fund since inception. The result is compared with a broad-based market index, the MSCI World Index. Class I Shares have a $1,000,000 minimum initial investment. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. An investor cannot invest directly in an index. The market index has not been reduced to reflect any of the fees and costs of investing. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The performance quoted is past performance and not a guarantee of future results. Registered investment companies are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

2	JPMORGAN PRIVATE MARKETS FUND	MARCH 31, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of JPMorgan Private Markets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of JPMorgan Private Markets Fund and its subsidiaries (the “Fund”) as of March 31, 2025, and the related consolidated statements of operations and cash flows for the year ended March 31, 2025, the consolidated statement of changes in net assets for the year ended March 31, 2025 and for the period July 12, 2023 (commencement of operations) to March 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, and the results of its operations and its cash flows for the year ended March 31, 2025, the changes in its net assets for the year ended March 31, 2025 and for the period July 12, 2023 (commencement of operations) to March 31, 2024 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, transfer agent and underlying investment fund managers; when replies were not received from the underlying investment fund managers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 30, 2025

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

MARCH 31, 2025	JPMORGAN PRIVATE MARKETS FUND	3

JPMorgan Private Markets Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2025

	SECTOR	ACQUISITION DATE	COST BASIS	FAIR VALUE	PERCENTAGE OF NET ASSETS
Private Equity Investments (72.51%)[1]

Co-Investments (30.09%)

Europe (5.61%)

Bowmark Growth Investment Partnership — C, L.P.*,2	Software & Services	10/30/2024	$5,798,219	$5,817,413	0.58%

GTCR (C) Investors LP*,2	Software & Services	9/13/2023	7,446,595	10,954,298	1.10%

Hg Vega Co-Invest L.P.*	Software & Services	3/28/2024	10,660,318	13,331,656	1.34%

PSC Leto LP*,2	Software & Services	10/17/2024	6,894,474	6,811,928	0.68%

PSC Science SCSp*,2	Information Technology	7/26/2024	6,745,637	7,385,131	0.74%

PSC Tiger LP*,2	Diversified Financials	7/26/2024	5,970,576	6,532,185	0.65%

SCP Co-Invest (Hummingbird) LP*	Health Care Equipment & Services	5/23/2024	4,988,741	0	0.00%

SCP Co-Invest (Puma) LP*	Pharmaceuticals, Biotechnology & Life Sciences	5/23/2024	5,032,779	5,195,834	0.52%

Total Europe			$53,537,339	$56,028,445

North America (22.07%)

Alkeme Co-Invest B, LP*,2,6	Insurance	3/1/2024	5,342,390	9,719,406	0.97%

ASTP Holdings Co-Investment LP*,2	Transportation	9/8/2023	2,704,931	4,149,302	0.42%

BPOC Maple Aggregator, L.P.*	Health Care Equipment & Services	4/30/2024	17,012,957	29,749,997	2.98%

BSP-FL Co-Invest, LLC*,2	Software & Services	12/6/2024	8,030,371	7,982,606	0.80%

Chrome Investors L.P.*,2	Software & Services	2/10/2025	19,213,750	19,191,674	1.92%

GHK WSB Co-Investment Vehicle LP*,2	Commercial & Professional Services	8/28/2023	3,996,037	5,925,767	0.59%

Gula Co-Invest II, LP*,2	Consumer Services	10/23/2024	12,173,879	12,150,846	1.22%

Hermod Co-Invest, LP*,2	Household & Personal Products	10/17/2024	3,673,399	4,635,621	0.46%

Hometown Food Holdings, LLC*,2	Food, Beverage & Tobacco	3/24/2025	12,647,683	12,647,683	1.27%

Ishtar Co-Invest-B LP2	Household & Personal Products	7/14/2023	4,396,082	31,674,145	3.17%

LSF XII US Holdings I Crown L.P.	Technology Hardware & Equipment	3/5/2025	8,278,866	8,278,866	0.83%

MPE Co-Invest, LP*,2	Commercial & Professional Services	12/18/2024	3,619,626	3,610,635	0.36%

Oshun Co-Invest-B LP2	Household & Personal Products	7/14/2023	2,271,063	5,304,430	0.53%

Project Phoenix Co-Invest Fund, L.P.	Software & Services	11/6/2023	1,297,035	3,635,359	0.36%

QHP Orangeinvest II L.P.*	Pharmaceuticals, Biotechnology & Life Sciences	3/11/2025	19,894,509	19,894,509	1.99%

Shore Capital Healthcare Advantage Point C Co-Invest Fund, L.P.*	Health Care Equipment & Services	10/1/2024	6,012,032	5,995,667	0.60%

Shore Capital Healthcare Advantage Vet Co-Invest Fund, L.P.*,2	Health Care Equipment & Services	12/2/2024	21,850,240	21,834,027	2.18%

Southfield PMH Co-Invest LP*,2	Consumer Services	3/5/2024	2,495,716	2,119,836	0.21%

Southfield TFS Co-Invest LP*,2	Commercial & Professional Services	7/1/2024	6,275,890	6,248,985	0.63%

WCI-BXC Investment Holdings, LP*	Pharmaceuticals, Biotechnology & Life Sciences	3/29/2024	6,106,854	5,813,102	0.58%

Total North America			$167,293,310	$220,562,463

Rest of World (2.41%)

Menrva Investment, L.P.*	Consumer Services	3/27/2025	24,052,683	24,052,683	2.41%

Total Co-Investments (30.09%)			$244,883,332	$300,643,591

Primary Investments (5.36%)

Europe (1.09%)

Pollen Street Capital Fund V*,2		7/26/2024	7,158,779	7,665,995	0.77%

Stanley Capital Partners Fund I*,2		6/15/2024	4,589,587	3,181,892	0.32%

Total Europe			$11,748,366	$10,847,887

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

4	JPMORGAN PRIVATE MARKETS FUND	MARCH 31, 2025

JPMorgan Private Markets Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2025

	SECTOR	ACQUISITION DATE	COST BASIS	FAIR VALUE	PERCENTAGE OF NET ASSETS
Private Equity Investments (72.51%) (continued)[1]

Primary Investments (5.36%) (continued)

North America (4.27%)

Bansk Fund I-A and I-B, LP2		7/31/2023	$10,314,926	$15,860,746	1.58%

BPOC Fund VI, L.P.[2]		6/28/2024	7,359,940	8,223,842	0.82%

CCMP Capital Investors IV, L.P.[2]		5/31/2024	12,222,342	15,767,836	1.58%

Shore Capital Healthcare Advantage Fund*,2,3		10/25/2024	10,058	(197,042)	(0.02%)

Transom Capital Fund IV, LP*,2		7/15/2024	1,174,998	1,582,292	0.16%

Vector Capital VI, L.P.*,2		2/25/2025	1,679,735	1,475,575	0.15%

Total North America			$32,761,999	$42,713,249

Total Primary Investments (5.36%)			$44,510,365	$53,561,136

Secondary Investments (37.06%)

Europe (8.35%)

Apse Capital II L.P.*,2		10/29/2024	25,807,383	33,311,714	3.33%

Hayfin Private Equity Funds LP2		11/29/2023	3,919,114	6,089,520	0.61%

Hayfin Private Equity Solutions II LP2		11/29/2023	3,913,563	5,173,734	0.52%

Hayfin Sapphire III LP2		11/29/2023	2,265,974	4,047,933	0.41%

PSC III G, LP*,2		3/28/2024	17,514,760	25,762,481	2.58%

Ufenau Continuation 4, SLP*,2		9/7/2023	7,017,458	9,040,103	0.90%

Total Europe			$60,438,252	$83,425,485

North America (28.71%)

Access Car Wash Co-Investment, LP*		3/28/2024	2,639,435	3,234,772	0.32%

Access Holdings Fund I, L.P.*,2		12/28/2023	19,059,774	20,349,518	2.04%

APH Extended Value Fund H L.P.*,2		1/21/2025	33,386,357	36,000,008	3.60%

Aterian Opportunities II, L.P.*,2		9/26/2023	10,198,736	6,618,235	0.66%

Brynwood Partners VIII L.P.[2]		12/31/2023	9,540,691	11,253,846	1.13%

CenterOak Equity Fund I, L.P.[2,3]		12/31/2024	203,313	0	0.00%

ECP R&T Feeder Fund,L.P.*,2		3/26/2025	22,212,199	22,212,199	2.22%

Fineline CV LP*,2		11/15/2024	7,572,760	9,194,921	0.92%

GTCR Fund XIII/C LP2		12/28/2023	6,345,814	8,614,792	0.86%

Kohlberg TE Investors IX, LP2		9/29/2023	10,397,576	12,724,345	1.27%

Lorient Healthcare Fund II, LP*,2		1/1/2025	5,246,733	7,421,347	0.74%

Main Post Growth Capital, L.P.*,2		12/31/2024	3,730,985	3,057,128	0.31%

MetLife Investment Private Equity Partners II (Feeder), L.P.*,2		6/30/2024	19,545,140	22,974,354	2.30%

MLC Private Equity Partners Feeder, LP2		3/25/2024	8,539,777	10,587,257	1.06%

ParkerGale Capital, LP*		9/30/2024	999,746	1,169,771	0.12%

Portfolio Advisors Secondary Fund III, L.P.[2]		4/9/2024	16,929,787	19,812,541	1.98%

Portfolio Advisors Secondary Fund IV, L.P.[2]		4/9/2024	8,061,613	9,685,842	0.97%

Renovus Capital Partners II, L.P.*,2		12/16/2024	1,672,869	2,968,190	0.30%

Rock Island Capital Fund II, L.P.[2]		9/30/2024	2,577,124	1,445,679	0.15%

Silver Oak Services Partners III[2]		9/30/2024	2,435,449	2,826,640	0.28%

Transom Capital Fund III, LP2		8/8/2024	13,822,169	14,351,973	1.44%

Tritium I, LP2		9/30/2024	2,497,987	2,788,161	0.28%

TZP Capital Partners II, L.P.*		3/31/2025	2,302,254	3,077,155	0.31%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

MARCH 31, 2025	JPMORGAN PRIVATE MARKETS FUND	5

JPMorgan Private Markets Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

MARCH 31, 2025

	SECTOR	ACQUISITION DATE	COST BASIS	FAIR VALUE	PERCENTAGE OF NET ASSETS
Private Equity Investments (72.51%) (continued)[1]

Secondary Investments (37.06%) (continued)

North America (28.71%) (continued)

TZP Capital Partners III L.P.*		3/31/2025	$2,194,980	$2,819,081	0.28%

TZP Small Cap Partners I, L.P.*		3/31/2025	1,197,297	1,606,416	0.16%

TZP Small Cap Partners II L.P.*		3/31/2025	1,790,607	2,429,848	0.24%

Vector Capital V L.P.*,2		2/25/2025	15,961,314	19,503,385	1.95%

Vestar Capital Partners Rainforest, L.P.*,2		3/28/2024	12,126,326	16,084,396	1.61%

WEP Terra Fund, L.P.*,2		10/16/2024	12,274,497	12,057,189	1.21%

Total North America			$255,463,309	$286,868,989

Total Secondary Investments (37.06%)			$315,901,561	$370,294,474

Total Private Equity Investments (Cost $605,295,258) (72.51%)			$605,295,258	$724,499,201

	SHARES	FAIR VALUE	PERCENTAGE OF NET ASSETS

Investment Companies (13.77%)

JPMorgan Floating Rate Income Fund, Class I Shares[4]	6,397,631	$52,396,602	5.24%

Fidelity Advisor Floating Rate	9,320,309	85,187,622	8.53%

Total Investment Companies (Cost $141,350,036) (13.77%)		$137,584,224

Short-Term Investments (15.49%)

JPMorgan U.S. Treasury Plus Money Market Fund, Class Morgan Shares, 3.90%[4,5]	154,709,647	154,709,647	15.49%

Total Short-Term Investments (Cost $154,709,647) (15.49%)		$154,709,647

Total Investments (Cost $901,354,941) (101.77%)		$1,016,793,072

Other Assets (Liabilities) ((1.77)%)		(17,640,257)

Net Assets (100.00%)		$999,152,815

*	Non Income Producing Security.
[1]

Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $724,499,201, which represents 72.51% of net assets as of March 31, 2025.

[2]	The Fund has unfunded commitments to the indicated investment as of March 31, 2025. Total unfunded commitments amount to $144,705,567 as of March 31, 2025.
[3]	No capital has been called.
[4]	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
[5]	The rate shown is the annualized seven-day yield as of March 31, 2025.
[6]	The fair value of the investment was determined using significant unobservable inputs.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

6	JPMORGAN PRIVATE MARKETS FUND	MARCH 31, 2025

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2025

ASSETS
Unaffiliated investments, at fair value (cost $691,869,012)	$809,686,823
Affiliated investments, at fair value (cost $54,776,282)	52,396,602
Short-term investments in affiliates, at fair value (cost $154,709,647)	154,709,647
Cash	42,096
Due from adviser	56,076
Dividend receivable from affiliates	785,374
Other assets	87,233

Total assets	1,017,763,851

LIABILITIES
Payable for contributions to Investment Funds, not yet settled	7,102,853
Incentive fee payable	2,954,686
Tax expense payable	2,933,962
Management fee payable	2,153,758
Payable for shares tendered	1,615,873
Distribution and servicing fees payable	862,520
Professional fees payable	517,922
Accounting and administration fees payable	379,365
Directors’ fees payable	42,504
Organizational costs payable	42,500
Other liabilities payable	5,093

Total liabilities	18,611,036

NET ASSETS	$999,152,815

Commitments and Contingencies (Note 4)

COMPOSITION OF NET ASSETS
Paid-in capital	$877,154,320
Distributable earnings	121,998,495

NET ASSETS	$999,152,815

Class D
Net assets	$47,129,579
Shares outstanding	3,890,706
Net asset value per share	$12.11
Class I
Net assets	$458,975,987
Shares outstanding	28,166,468
Net asset value per share	$16.30
Class S
Net assets	$493,047,249
Shares outstanding	37,636,557
Net asset value per share	$13.10

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

MARCH 31, 2025	JPMORGAN PRIVATE MARKETS FUND	7

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended March 31, 2025
INVESTMENT INCOME
Dividend income from affiliates	$13,810,369
Dividend income from non-affiliates	6,987,460

Total investment income	20,797,829

EXPENSES
Incentive fees	8,360,290
Advisory fees	6,819,787
Tax expenses	2,654,061
Professional fees	1,835,333
Offering costs	474,840
Accounting and administration fees	471,524
Directors’ fees	170,004
Distribution and servicing fees
Class D	82,241
Class S	2,243,877
Other expenses	173,446

Total expenses	23,285,403

WAIVERS/REIMBURSEMENTS
Waiver of advisory fees	(790,488)
Reimbursement of affiliated fund fees	(640,456)
Reimbursement from adviser	(634,869)

Total waivers/reimbursements	(2,065,813)

Total net expenses	21,219,590

Net investment loss	(421,761)

NET REALIZED GAIN (LOSS) ON:
Unaffiliated investments	6,391,374
Foreign currencies	(52,585)

Net realized gain	6,338,789

NET CHANGE IN ACCUMULATED UNREALIZED APPRECIATION (DEPRECIATION) ON:
Unaffiliated investments	71,568,150
Affiliated investments	(2,242,598)
Foreign currencies	28

Net change in accumulated unrealized appreciation (depreciation)	69,325,580

Net realized and unrealized gain	75,664,369

Net increase in net assets from operations	$75,242,608

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

8	JPMORGAN PRIVATE MARKETS FUND	MARCH 31, 2025

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2025	For the period July 12, 2023 (Commencement of Operations) to March 31, 2024
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(421,761)	$(3,193,873)
Net realized gain	6,338,789	3,811
Net change in accumulated unrealized appreciation	69,325,580	46,112,541

Net increase in net assets from operations	75,242,608	42,922,479

CAPITAL TRANSACTIONS (SEE NOTE 6):
Proceeds from shares issued
Class D	44,294,000	355,000
Class I	231,839,695	155,016,000
Class S	364,289,123	87,228,500
Tendered
Class I	(1,718,717)	—
Class S	(415,873)	—
Transferred
Class D	(594,694)	—
Class I	594,694	—

Total increase in net assets from capital transactions	638,288,228	242,599,500

Total increase in net assets	713,530,836	285,521,979

Net assets at beginning of period	285,621,979	100,000

Net assets end of period	$999,152,815	$285,621,979

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

MARCH 31, 2025	JPMORGAN PRIVATE MARKETS FUND	9

CONSOLIDATED STATEMENT OF CASH FLOWS

Year Ended March 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase/(decrease) in net assets from operations	$75,242,608
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Net realized gain from investments	(6,391,374)
Net change in accumulated unrealized (appreciation) depreciation on investments	(69,325,552)
Purchases of investments	(581,376,910)
Proceeds from sales of investments	32,570,058
Net (purchases) sales and amortization of short-term investments	(132,730,108)
Amortization of offering costs	250,115
(Increase)/Decrease in Assets:
Increase in dividend receivable from affiliates	(464,657)
Decrease in due from adviser	575,727
Increase in other receivable	(87,220)
Increase/(Decrease) in Liabilities:
Increase in accounting and administration fees payable	379,365
Decrease in professional fees payable	(234,581)
Increase in tax expense payable	2,606,404
Increase in directors’ fees payable	3
Increase in incentive fee payable	597,961
Increase in management fee payable	2,041,201
Increase in distribution and service fees payable	747,121
Decrease in other liabilities payable	(16,228)
Increase in Payable for contributions to Investment Funds, not yet settled	7,102,853

Net cash used in operating activities	$(668,513,214)

CASH FLOWS FROM FINANCING ACTIVITIES
Payment on shares tendered	(1,113,366)
Proceeds from shares issued	641,017,467

Net cash provided by financing activities	$639,904,101

Net change in cash	$(28,609,113)
Cash at beginning of year[1]	$28,651,209

Cash and cash equivalents at end of year[2]	$42,096

[1]	Balance includes cash and cash denominated in foreign currencies of $28,637,578 and $13,631, respectively.
[2]	Balance includes cash and cash denominated in foreign currencies of $42,096 and $0, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN PRIVATE MARKETS FUND	MARCH 31, 2025

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class D	Year Ended March 31, 2025	For the period January 1, 2024 (Commencement of Operations) to March 31, 2024
Per share operating performance:
Net asset value, beginning of period	$10.82	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	(0.11)
Net realized & unrealized gain (loss)[1]	1.23	0.93

Total income (loss) from investment operations	1.29	0.82

Net asset value, end of period	$12.11	$10.82

Total return[2],3	11.92%	8.16%[4]

Ratios and supplemental data:
Net Assets, End of Period (000’s)[3]	$47,130	$383
Ratios to average net assets:[5]
Total expenses, before waiver	3.00%	4.01%[6]
Total expenses, excluding incentive fees, net of waiver	1.85%	1.72%[6]
Incentive fees	1.04%	1.19%[4]
Total expenses, including incentive fees, net of waiver	2.89%	2.91%[6]
Net investment income (loss), before waiver	0.42%	(1.25)%[6]
Net investment income (loss), after waiver	0.53%	(0.14)%[6]
Portfolio turnover rate[7]	7%	7%[4]

[1]	Calculated using average shares outstanding.
[2]

Total return based on net asset value is calculated as the change in Net Asset Value per Share during the period assuming distributions, if any, are reinvested based on the Fund’s dividend reinvestment plan.

[3]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

[4]	Not annualized.
[5]	The ratios do not include investment income or expenses of the Portfolio Funds.
[6]	Annualized with the exception of certain expenses.
[7]	Portfolio turnover is calculated at the Fund level.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

MARCH 31, 2025	JPMORGAN PRIVATE MARKETS FUND	11

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class I	Year Ended March 31, 2025	For the period July 12, 2023 (Commencement of Operations) to March 31, 2024
Per share operating performance:
Net asset value, beginning of period	$14.52	$10.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	(0.28)
Net realized & unrealized gain (loss)[1]	1.76	4.80

Total income (loss) from investment operations	1.78	4.52

Net asset value, end of period	$16.30	$14.52

Total return[2,3]	12.26%	45.16%[4]

Ratios and supplemental data:
Net Assets, End of Period (000’s)[3]	$458,976	$190,032
Ratios to average net assets:[5]
Total expenses, before waiver	3.37%	7.65%[6]
Total expenses, excluding incentive fees, net of waiver	1.63%	0.62%[6]
Incentive fees	1.37%	3.32%[4]
Total expenses, including incentive fees, net of waiver	3.00%	3.94%[6]
Net investment income (loss), before waiver	(0.27)%	(5.09)%[6]
Net investment income (loss), after waiver	0.10%	(1.38)%[6]
Portfolio turnover rate[7]	7%	7%[4]

[1]	Calculated using average shares outstanding.
[2]

Total return based on net asset value calculated as the change in Net Asset Value per Share during the period, assuming distributions, if any, are reinvested based on the Fund’s dividend reinvestment plan.

[3]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

[4]	Not annualized.
[5]	The ratios do not include investment income or expenses of the Portfolio Funds.
[6]	Annualized with the exception of certain expenses.
[7]	Portfolio turnover is calculated at the Fund level.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN PRIVATE MARKETS FUND	MARCH 31, 2025

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Class S	Year Ended March 31, 2025	For the period September 1, 2023 (Commencement of Operations) to March 31, 2024
Per share operating performance:
Net asset value, beginning of period	$11.74	$10.00
Income (loss) from investment operations:
Net investment income[1]	(0.04)	(0.23)
Net realized & unrealized gain (loss)[1]	1.40	1.97

Total income (loss) from investment operations	1.36	1.74

Net asset value, end of period	$13.10	$11.74

Total return2,[3]	11.58%	17.44%[4]

Ratios and supplemental data:
Net Assets, End of Period (000’s)[3]	$493,047	$95,207
Ratios to average net assets:[5]
Total expenses, before waiver	3.86%	6.29%[6]
Total expenses, excluding incentive fees, net of waiver	2.35%	1.66%[6]
Incentive fees	1.22%	2.57%[4]
Total expenses, including incentive fees, net of waiver	3.57%	4.23%[6]
Net investment income (loss), before waiver	(0.59)%	(3.62)%[6]
Net Investment Income (loss), after waiver	(0.30)%	(1.57)%[6]
Portfolio turnover rate[7]	7%	7%[4]

[1]	Calculated using average shares outstanding.
[2]

Total return based on net asset value calculated as the change in Net Asset Value per Share during the period, assuming distributions, if any, are reinvested based on the Fund’s dividend reinvestment plan.

[3]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

[4]	Not annualized.
[5]	The ratios do not include investment income or expenses of the Portfolio Funds.
[6]	Annualized with the exception of certain expenses.
[7]	Portfolio turnover is calculated at the Fund level.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

MARCH 31, 2025	JPMORGAN PRIVATE MARKETS FUND	13

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2025

1. Organization

JPMorgan Private Markets Fund (collectively with it’s subsidiaries in Note 2f, the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company which commenced operations on July 12, 2023 (“Commencement of Operations”). J.P. Morgan Investment Management Inc. serves as the Fund’s investment adviser (the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio.

The Board of Trustees of the Fund (the “Board”) is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund.

The Fund’s investment objective is to seek to provide long-term capital appreciation. In pursuing its investment objective, the Fund invests primarily in an actively managed portfolio of private equity and other private assets (collectively, “Private Market Investments”). The Fund’s Private Market Investments focus on private equity strategies including private equity and venture capital. The Fund’s investment exposure to these strategies is implemented via a variety of investment types that include: (i) investments in private equity funds managed by various unaffiliated asset managers (“Portfolio Funds”) acquired in privately negotiated transactions (a) from investors in these Portfolio Funds, and/or (b) in connection with a restructuring transaction of a Portfolio Fund (“Secondary Investments”); (ii) indirect investments in the equity of private companies, alongside private equity funds and/or other private equity firms via special purpose vehicles (“Co-Investments”); and (iii) primary investments in newly formed Portfolio Funds (“Primary Investments”). To manage portfolio liquidity, the Fund is indirectly exposed to privately placed debt securities and other yield- oriented investments (“Private Credit Investments”) through investment vehicles, including but not limited to affiliated and unaffiliated mutual funds. The Fund may modify its investment strategy in the future.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Market Investments. For purposes of this policy, Private Market Investments include Secondary Investments; Co-Investments; Primary Investments; and Private Credit Investments.

To manage the liquidity of its investment portfolio, the Fund also invests a portion of its assets in a portfolio of short-term debt securities, affiliated and unaffiliated mutual funds, exchange traded funds and money market securities, and cash and/or cash equivalents (“Liquid Assets”).

The Fund offers Class S, Class D and Class I shares (“Shares”). The Shares will generally be offered on the first business day of each month at the net asset value (“NAV”) per Share on that day. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares.

2. Significant Accounting Policies

a. Basis of Accounting

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications, which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. The following is a summary of significant accounting policies used in preparing the consolidated financial statements.

b. Valuation of Investments

The Fund values its investments monthly at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements. The Fund has written valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Board. Effective May 15, 2023, the Adviser was designated as the Valuation Designee (the “Valuation Designee”) for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact the fair value of investments. The Fund generally uses the latest NAV provided by the manager or general partner of a Portfolio Fund (the “Portfolio Fund Manager”) as a practical expedient to determine the fair value of its investments in Portfolio Funds and certain Co-Investments held through investment vehicles. If the Adviser determines that the most recent NAV reported by the Portfolio Fund Manager does not represent the fair value or if the Portfolio Fund Manager fails to report a NAV to the Fund, a fair value determination is made by the Adviser with oversight from the Board in accordance with the Fund’s valuation procedures. This may include adjusting the previous NAV provided by a Portfolio Fund Manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the Portfolio Fund Manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information.

On a monthly basis, valuation of Private Market Investments (other than interests in Portfolio Funds and certain Co-Investments, as described above) will originally be valued at cost which will subsequently be adjusted based on a determination of such investment’s fair value. In instances where there is reason to believe that the valuation of a security or other investment does not represent the current value of such security or investment, or when a security or investment cannot be valued pursuant to the procedures described above, the fair value of the investment will be determined by the Adviser taking into account various factors, as relevant, as provided for in the Fund’s valuation procedures, which may include:

•

Pending sales and potential exit transactions, including (a) any sales price in a letter of intent, offer letter or term sheet, (b) the company’s total enterprise value or (c) information from an investment bank during an initial public offering.

14	JPMORGAN PRIVATE MARKETS FUND	MARCH 31, 2025

•	Liquidation analysis (cost approach).
•	Any other information, factor or set of factors that may affect the valuation of the Fund’s investment as determined by the Adviser.

The amounts shown in the accompanying financial statements include adjustments in accordance with U.S. GAAP and as such, the NAVs for financial reporting purposes and the returns based upon those NAVs may differ from the NAVs and returns used for shareholder transactions.

Investment companies are valued at the reported NAV and no valuation adjustments are applied.

c. Estimates

The Fund’s financial statements are prepared in accordance with U.S. GAAP which requires the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and such differences could be material.

d. Cash

In order to maintain liquidity pending investment in Private Market Investments, the Fund uses non-interest bearing accounts at State Street Bank and Trust Company and only earns a return on amounts moved to money market funds.

e. Other Investment Companies

Short-term investments represent investments in money market instruments and money market mutual funds, which are recorded at NAV per share and approximate fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

f. Consolidation of Subsidiaries

The consolidated financial statements of the Fund includes JPMorgan Private Markets Fund and its subsidiaries JPMorgan Private Markets Fund Blocker, LLC (the “Blocker”), PEG Holdco LLC, PEG Intermediate LLC and PEG SPV LLC. Inter-company balances and transactions have been eliminated in consolidation.

g. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars (“USD”). Generally, valuations of assets and liabilities denominated in currencies other than the USD are translated into USD equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates.

The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from other changes in fair values of the investments during the period.

h. Income Recognition and Expenses

Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Distributions from Portfolio Funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains, dividend income and interest, is based on information received from the investment manager of the Portfolio Fund. The change in unrealized appreciation (depreciation) on investments and foreign currency translation within the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on investments for the relevant period.

i. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

j. Federal Income Taxes

The Fund intends to meet the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (“RIC”), and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders annually.

The Fund intends to make distributions in one or more payments on an annual basis in aggregate amounts representing substantially all of the Fund’s investment company taxable income (including realized short-term capital gains), if any, earned during the year. Distributions may also include net capital gains, if any.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by U.S. federal, state, local and foreign jurisdictions, where applicable. The Blocker is taxed as a C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. Under current law, the Blocker is not eligible to elect treatment as a RIC.

MARCH 31, 2025	JPMORGAN PRIVATE MARKETS FUND	15

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2025 (continued)

k. Organizational and Offering Costs

The Fund has incurred certain organizational and initial offering costs. The Adviser has agreed to advance those costs to the Fund in accordance with the Expense Limitation Agreement (as defined in Note 5). Such costs incurred by the Adviser are subject to recoupment by the Adviser. The Fund’s initial offering costs, whether borne by the Adviser or the Fund, were capitalized and were amortized over the 12-month period beginning at the Commencement of Operations. The Fund’s organizational costs were expensed as incurred.

l. Investment Transactions with Affiliates

The Fund invested in two underlying funds, which are advised by the Adviser and are considered affiliates. The table below shows transactions with the affiliates. For the purposes of the consolidated financial statements, the Fund considers the issuers listed in the table below to be affiliated issuers. The underlying fund’s distributions may be reinvested into such underlying fund. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Affiliates	Shares at March 31, 2025	Value at March 31, 2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at March 31, 2025	Dividend Income
JPMorgan Floating Rate Income Fund, Class I Shares	6,397,631	$50,012,836	$4,626,364	$—	$—	$(2,242,598)	$52,396,602	$4,626,364
JPMorgan U.S. Treasury Plus Money Market Fund, Class Morgan Shares	154,709,647	21,979,539	608,780,939	(476,050,831)	—	—	154,709,647	9,184,005
Total Affiliates	161,107,278	$71,992,375	$613,407,303	$(476,050,831)	$—	$(2,242,598)	$207,106,249	$13,810,369

3. Fair Value Measurements

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

The three-tier hierarchy of inputs is summarized below:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

•	Level 3 – Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ NAV as a “practical expedient,” in accordance with ASC 820-10 and are excluded from leveling classification noted above.

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Primary and Secondary Investments.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the respective Portfolio Fund Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

The amounts shown in the accompanying financial statements include adjustments in accordance with accounting principles generally accepted in the United States of America and known through the date of issuance of these financial statements and as such, the NAVs for financial reporting purposes and the returns utilized based upon those NAVs may differ from the NAVs and returns for shareholder transactions.

16	JPMORGAN PRIVATE MARKETS FUND	MARCH 31, 2025

Due to the inherent uncertainty of estimates, fair value determinations based on estimates may materially differ from the values that would have been used had a ready market for the securities existed. The following is a summary of the Fund’s investments which are classified in the fair value hierarchy as of March 31, 2025:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Alkeme Co-Invest B, LP	$—	$—	$9,719,406	$9,719,406
Investment Companies	137,584,224	—	—	137,584,224
Short-Term Investments	154,709,647	—	—	154,709,647

Total Investments	$292,293,871	$—	$9,719,406	$302,013,277

The following table includes a disclosure of transfers in and out of Level 3 of the fair value hierarchy, and purchases and issuances of Level 3 assets and liabilities for the year ended March 31, 2025, for investments classified within Level 3:

Co-Investments
Balance as of March 31, 2024	$4,412,000
Transfers into Level 3	—
Transfers out of Level 3	—
Purchases	914,076
Unrealized gains	4,393,330

Balance as of March 31, 2025	$9,719,406

Change in unrealized gains for the period included in earnings (or changes in net assets) for Level 3 assets held at the end of the reporting period	$4,393,330

Considerable judgment is required to interpret the factors used to develop estimates of fair value at the reporting date. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange, and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value at the reporting date.

The following is a summary of the valuation techniques and unobservable inputs used as the March 31, 2025, in valuing the Fund’s investments carried at fair value.

Quantitative Information about Level 3 Fair Value Measurements
Industry	Fair Value at March 31, 2025	Valuation Technique	Unobservable Input	Input
Insurance	$9,719,406	Market Approach	Adjusted LTM EBITDA	14.7x

The Fund held Portfolio Funds with a fair value of $714,779,795 that in accordance with ASC 820, are excluded from the fair value hierarchy as of March 31, 2025. Changes in inputs or methods used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methods used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at values at the beginning of the reporting period in which they occur.

4. Unfunded Commitments

The Fund had the following unfunded commitments as of March 31, 2025. The Fund maintains sufficient cash on hand, available borrowings and Liquid Assets to fund any unfunded commitments should the need arise.

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms**
Co-Investments	Investments in an operating company alongside other investors	$300,643,591	$38,000,389	None	N/A	Liquidity in the form of distributions from Private Market Investments
Primary Investments	Investments in newly established Portfolio Funds	$53,561,136	$52,517,119	None	N/A	Liquidity in the form of distributions from Private Market Investments
Secondary Investments	Investments in existing Portfolio Funds that are typically acquired in privately negotiated transactions	370,294,474	54,188,059	None	N/A	Liquidity in the form of distributions from Private Market Investments

Totals		$724,499,201	$144,705,567

*

The information summarized in the table above represents the general terms for the specified investment type. Individual Private Market Investments may have terms that are more or less restrictive than those terms indicated for the investment type as a whole. In addition, most Private Market Investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms at their discretion.

MARCH 31, 2025	JPMORGAN PRIVATE MARKETS FUND	17

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2025 (continued)

**

Distributions from Private Market Investments occur at irregular intervals, and the exact timing of distributions from Private Market Investments cannot be determined. It is estimated that distributions will occur over the life of the Private Market Investments.

5. Advisory Fee and Other Transactions with Affiliates

a. Advisory Fee

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a quarterly advisory fee at an annual rate of 1.00% based on the value of the Fund’s net assets calculated and accrued monthly as of the last business day of each month (the “Advisory Fee”). For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund’s net assets will be calculated prior to the inclusion of the Advisory Fee and Incentive Fee (as defined below), if any, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. For the year ended March 31, 2025, the Fund incurred $6,819,787 in Advisory Fees, of which $790,488 was waived as the Adviser had contractually agreed to reduce its Advisory Fee to an annual rate of 0.25% through June 30, 2024. Additionally, $640,456 of affiliate fees were reimbursed by the Adviser. Such reimbursed affiliate fees relate to the fees incurred on the Fund’s investments in the JPMorgan Floating Rate Income Fund and the JP Morgan U.S. Treasury Plus Money Market Fund. The contractually waived Advisory Fees are not subject to recoupment by the Adviser.

b. Expense Limitation Agreement (“ELA”)

Pursuant to an expense limitation agreement with the Fund (the “Expense Limitation Agreement”), the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Advisory Fee, Incentive Fee, any Distribution and Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.40% per annum (excluding Excluded Expenses) of the Fund’s average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund agrees to repay the Adviser any fees waived or expenses reimbursed under the Expense Limitation Agreement for such class of Shares, provided that repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the months in which the Adviser incurred the expense, as shown in the table below. The Expense Limitation Agreement will have a term ending July 31, 2025, and the Adviser may extend the term for a period of one year on an annual basis. Prior to July 13, 2024, the expense limit was 0.30% per annum (excluding Excluded Expenses) of the Fund’s average monthly net assets for each class of shares. For the year ended March 31, 2025, the Adviser has reimbursed $634,869 to the Fund which is subject to recoupment by the Adviser.

Expiration Period
May 15, 2026	$1,461,621
May 16, 2026 -March 31, 2027	2,782,088
April 1, 2027 -March 31, 2028	634,808

Total	$4,878,517

c. Incentive Fee

At the end of each calendar quarter of the Fund (and at certain other times), the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (defined below). For the purposes of the Incentive Fee and Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the end of such quarter, (B) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the Dividend Reinvestment Plan (“DRIP”) exceeds (ii) the sum of (X) the NAV of the Fund as of the beginning of such quarter and (Y) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment through the DRIP of dividends paid, or other distributions made, by the Fund through the DRIP). For the year ended March 31, 2025, the Fund incurred $8,360,290 in Incentive fees due to the Adviser.

The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the beginning of such quarter and (B) the aggregate issue price of shares of the Fund issued during such quarter (excluding any Shares of such Class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRIP) exceeds (ii) the sum of (X) the NAV of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the NAV shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Incentive Fees are accrued monthly and paid quarterly.

18	JPMORGAN PRIVATE MARKETS FUND	MARCH 31, 2025

For purposes of calculating Incentive Fees, such accruals are not deducted from NAV. For the avoidance of doubt, any change in the NAV of the Fund directly as a result of subscriptions or repurchases during each measurement period are not included for purposes of the “net profits” or “net losses” calculations.

d. Distribution and Servicing Fee

Class S and Class D Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class S or Class D Shares of the Fund. Although the Fund is not an open-end investment company, it will comply with the terms of Rule 12b-1 as a condition of the SEC exemptive relief, which permits the Fund to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Accordingly, the Fund has adopted a distribution and servicing plan for its Class S Shares and Class D Shares (the “Distribution and Servicing Plan”) and pays the Distribution and Servicing Fee with respect to its Class S and Class D Shares. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act.

J.P. Morgan Institutional Investments Inc. acts as the distributor of the Fund’s Shares (the “Distributor”), pursuant to the Distribution Agreement, on a reasonable best efforts basis, subject to various conditions. Class S Shares and Class D Shares pay a distribution and Servicing Fee to the Distributor at an annual rate of 0.70% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class.

Class I Shares are not subject to a Distribution and Servicing Fee.

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

e. Administrative Fees

The Fund has retained State Street Bank and Trust Company (the “Administrator”) to provide it with certain administrative services, including fund administration and fund accounting services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain out-of-pocket expenses (the “Administration Fee”).

SS&C GIDS, Inc. (“SS&C”) serves as the transfer agent to the Fund. Under the Services Agreement with the Fund, SS&C is responsible for maintaining all shareholder records of the Fund.

SS&C is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market.

State Street Bank and Trust Company (the “Custodian”) serves as custodian to the Fund. Under a Custody Agreement with the Fund, the Custodian is responsible for the holding and safekeeping of the Fund’s assets.

The Administration, Transfer Agent and Custodian fees are paid to the respective service providers out of assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund.

6. Capital Shares

Shares will generally be offered for purchase as of the first business day of each calendar month at the NAV per Share on that date. Fractions of Shares will be issued to one one-hundredth of a Share.

No Shareholder will have the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic offers by the Fund to repurchase Shares from Shareholders.

To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Board, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders.

A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the shareholder’s Shares. To the extent a shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the shareholder requests to have repurchased, the shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.

A 2.00% early repurchase fee may be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time. During the year ended March 31, 2025, 169,593 shares were tendered.

The Fund operates under an “opt-out” dividend reinvestment plan, pursuant to which the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund held by the shareholder unless the investor elects to receive its distribution in cash.

MARCH 31, 2025	JPMORGAN PRIVATE MARKETS FUND	19

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2025 (continued)

Transactions in Shares were as follows:

	For the Year Ended March 31, 2025		Period Ended March 31, 2024
	Shares	Dollar Amounts	Shares	Dollar Amounts
Class D
Sales	3,905,274	44,294,000	35,409	355,000
Shares transferred	(49,977)	(594,649)	—	—

Net increase	3,855,297	43,699,351	35,409	355,000
Class I
Sales	15,145,313	231,839,695	13,090,812	155,016,000
Shares transferred	37,159	594,649	—	—
Shares tendered	(106,816)	(1,718,717)	—	—

Net increase	15,075,656	230,715,627	13,090,812	155,016,000
Class S
Sales	29,561,570	364,289,123	8,106,733	87,228,500
Shares tendered	(31,746)	(415,873)	—	—

Net increase	29,529,824	363,873,250	8,106,733	87,228,500

7. Investment Transactions

Total purchases of investments for the year ended March 31, 2025 amounted to $581,376,910. Total proceeds from distributions, sales, redemptions, or other disposition of investments for the year ended March 31, 2025 amounted to $32,570,058. The cost of investments for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Fund from such investments. The Fund relies upon actual and estimated tax information provided by the Portfolio Fund Managers as to the amounts of taxable income allocated to the Fund as of March 31, 2025.

8. Indemnification

In the normal course of business, the Fund may enter into contracts that provide general indemnification. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund under such agreements, and therefore cannot be established; however, based on management’s experience, the risk of loss from such claims is considered remote.

9. Risk Factors

The following are certain principal risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. The Fund’s investment program is speculative and entails substantial risks. The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s Private Market Investments. In considering participation in the Fund, prospective investors should be aware of certain principal risk factors, including the following:

Risks of Private Equity Strategies. The Fund’s investment portfolio includes Secondary Investments, Co-Investments and Primary Investments. The Portfolio Funds and special purpose vehicles that the Fund invests in hold securities issued primarily by private companies. Operating results for private companies in a specified period may be difficult to determine. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Less information may be available with respect to private company investments and such investments offer limited liquidity. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, investments in private companies generally are in restricted securities that are not traded in public markets and subject to substantial holding periods. There can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

Private equity investments are subject to general market risks. Investments made in connection with acquisition transactions are subject to a variety of special risks, including the risk that the acquiring company has paid too much for the acquired business, the risk of unforeseen liabilities, the risks associated with new or unproven management or new business strategies and the risk that the acquired business will not be successfully integrated with existing businesses or produce the expected synergies.

The Fund is subject to the risks of its Portfolio Funds. The Fund’s investments in Portfolio Funds are subject to a number of risks. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Adviser seeks to receive detailed information from each Portfolio Fund regarding its business strategy and any per-

20	JPMORGAN PRIVATE MARKETS FUND	MARCH 31, 2025

formance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.

Portfolio Fund interests are ordinarily valued based upon valuations provided by the Portfolio Fund Manager, which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund Managers. The Adviser reviews and performs due diligence on the valuation procedures used by each Portfolio Fund Manager and monitors the returns provided by the Portfolio Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund Managers.

The Fund will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the Advisory Fee and Incentive Fee. In addition, performance-based fees charged by Portfolio Fund Managers may create incentives for the Portfolio Fund Managers to make risky investments, and may be payable by the Fund to a Portfolio Fund Manager based on a Portfolio Fund’s positive returns even if the Fund’s overall returns are negative. Moreover, a Shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Portfolio Funds, in addition to its proportionate share of the expenses of the Fund.

The Fund is subject to the risks associated with its Private Market Investments’ underlying investments. The investments made by the Portfolio Funds entail a high degree of risk and in most cases are highly illiquid and difficult to value. The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

The Fund and the Private Market Investments are subject to general investment risks. There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to Shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and a Shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for the Fund will be achieved.

The Fund and the Private Market Investments are subject to risks associated with market and economic downturns and movements. Investments made by the Fund may be materially affected by market, economic and political conditions in the United States and in the non-U.S. jurisdictions in which its investments operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the control of the Adviser and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make new investments.

Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Underlying Index or in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of a Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

The Fund and the Private Market Investments are subject to risks associated with financial market developments. Volatile conditions in the capital markets may cause limitations on the ability of companies in which the Portfolio Funds will invest to obtain capital, or subject such companies to higher costs of capital for financing. This lack of available credit could impede the ability of such companies to complete investments and higher costs of capital could reduce the returns of the Fund or Portfolio Funds.

The Fund is actively managed and subject to management risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s ability to achieve its investment objective depends upon the Adviser’s skill in determining the Fund’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Adviser’s evaluation and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Market Investments, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. The Fund’s allocation of its investments across Portfolio Funds, Co-Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

There can be no assurance that the Fund will conduct repurchase offers in a particular period. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their NAV and the Adviser intends to recommend that, in normal market circumstances, the Fund conduct quarterly repurchase offers of no more than 5% of the Fund’s net assets, the Fund is not obligated to repurchase any Shares and may choose to conduct a quarterly repurchase offer of less than 5% of the Fund’s net assets or not conduct a quarterly repurchase offer in any quarter. As a result, Shares should be considered as having only limited liquidity and at times may be illiquid. Shares are considerably less liquid

MARCH 31, 2025	JPMORGAN PRIVATE MARKETS FUND	21

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2025 (continued)

than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that a Shareholder tenders due to the illiquidity of the Fund’s investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. Moreover, one or more vehicles have been formed to facilitate indirect investments in the Fund by certain investors. Requests by these investors to withdraw their interests in a feeder vehicle are expected to result in tenders by the feeder vehicle in a tender offer by the Fund and could contribute to an over-subscription of a particular tender offer. In addition, substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

Shares are not freely transferable. Transfers of Shares may be made only by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder or with the prior written consent of the Board, which may be withheld in the Board’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

The Fund is classified as non-diversified for purposes of the 1940 Act. The Fund is classified as a “non-diversified” investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund. However, the Fund is subject to the diversification requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code.

The Fund’s investments may be difficult to value. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund’s assets consist of Portfolio Funds and Co-Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Fund at fair value as determined pursuant to policies and procedures approved by the Board. In some instances, returns on Secondary Investments will be higher than returns on Primary Investments as a result of such Secondary Investments being purchased at a discount and then revalued based on the investment’s net asset value for the next valuation period. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.

10. Federal and Other Tax Information

The Fund intends to distribute all or substantially all of its taxable income to shareholders and to comply with the other requirements of Subchapter M of the Code, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to shareholders, and all distributions out of earnings and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Fund has adopted September 30 as its tax year end. Differences arise in the computation of shareholders’ capital for financial reporting in accordance with U.S. GAAP and shareholders’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes. The cost of the underlying investments for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the underlying investments.

Distributions to Members are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations that may differ in various (or significant) respects from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations.

22	JPMORGAN PRIVATE MARKETS FUND	MARCH 31, 2025

The March 31, 2025 book cost, for JPMorgan Private Markets Fund, has been adjusted for book/tax basis differences as of its last tax year end, September 30, 2024. The cost of investments and the net unrealized appreciation/depreciation on investments as of March 31, 2025 are noted below:

Investments
Federal Tax Cost of Investments	$894,638,541
Gross unrealized appreciation	133,178,797
Gross unrealized depreciation	(14,038,885)

Net unrealized investment appreciation/(depreciation)	$119,139,912

The difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to tax adjustments on certain investments including partnerships.

For the tax year ended September 30, 2024, the Fund made the following permanent book tax differences and reclassifications. These reclassifications were due to differences between book and tax accounting, primarily for non-deductible expenses, reversal of consolidation entry of a wholly owned subsidiary and a net operating loss. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

Paid in capital excess of par value	$(2,059,605)
Distributable earnings (accumulated loss)	2,059,605

Specified ordinary losses and net capital losses (gains) incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2024, the Fund’s deferred to October 1, 2024 the specified ordinary losses and net capital losses (gains) detailed below.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended September 30, 2024, the Fund deferred to October 1, 2024 the late year ordinary losses detailed below.

For the tax year ended September 30, 2024, the Fund’s tax year end components of distributable earnings on a tax basis are as follows:

Late Year Ordinary Loss Deferral	$(1,656,936)
Late Year Specified Loss Deferral	(31,000)
Late Year Capital Loss Deferral	(89,500)
Net Tax Appreciation/(Depreciation)	75,598,278
Undistributed Capital Gains	—
Capital Loss Carry over	—

There were no distributions for the tax year ended September 30, 2024.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Blocker is taxed as a C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. Under current law, the Blocker is not eligible to elect treatment as a RIC.

Since the Blocker will be subject to taxation on the capital appreciation of its investments, the NAV of the Shares will also be reduced by the accrual of any deferred tax liabilities. As a result, the Fund’s after tax performance would be impacted.

The Blocker will accrue deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Blocker may be liable for previously deferred taxes. The Blocker will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Blocker’s deferred tax liability as new information becomes available. The Blocker will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

There are currently 18 investments residing in the Blocker at March 31, 2025. There were 8 investments residing in the Blocker at the Fund’s tax year end of September 30, 2024.

MARCH 31, 2025	JPMORGAN PRIVATE MARKETS FUND	23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2025 (continued)

The Blocker is currently using a Federal tax rate net of state benefit of 21.00% and an estimated state tax rate of 4.00%. For the period ended March 31, 2025, the provision (benefit) for income taxes consisted of the following:

Current
Federal	—
State	—

$—
Deferred
Federal	2,464,528
State	469,434

2,933,962

Total	$2,933,962

Significant components of the Blocker’s deferred income tax assets and liabilities as of March 31, 2025 consisted of the following:

Deferred Tax Liability
Unrealized gain	2,933,962

Total deferred tax liability	2,933,962

$2,933,962

11. Dividend Reinvestment Plan

The Fund operates under a DRIP administered by SS&C. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to SS&C. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by SS&C 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, SS&C, on the shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share for the relevant class of Shares.

12. Subsequent Events

Management has evaluated subsequent events through the date the consolidated financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s consolidated financial statements.

24	JPMORGAN PRIVATE MARKETS FUND	MARCH 31, 2025

BOARD OF TRUSTEES

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other Trusteeships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Fund’s Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation or removal. The address of each Trustee is care of the Secretary of the Fund at 277 Park Avenue, New York, New York 10172.

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees

Donald Gignac (1965)	Since inception	Senior Managing Director – N.A. COO of Alternative Investments at State Street Bank and Trust Company (1993-April 2023)	1	None

Karen Dunn Kelley (1960)	Since inception	Deputy Secretary at the U.S. Department of Commerce (2017-2021)	1	None

Stacey Hadash (1966)	Since inception	Managing Director at Bank of America (2005-2023)	1	None

Interested Trustee***

Ashmi Mehrotra (1978)	Since inception	Portfolio Manager in JPMorgan Private Equity Group (2003-Present)	1	None

*	Each of the Independent Trustees serves on the Board’s Audit and Nominating and Governance Committees.
**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.
***	“Interested person,” as defined in the 1940 Act, of the Fund. Ashmi Mehrotra is an interested person of the Fund due to their affiliation with the Adviser.

Officers

Certain biographical and other information relating to the officers of the Fund who are not Trustees, is set forth below, including their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years
Ashmi Mehrotra Chief Executive Officer (1978)	Since inception	PEG Portfolio Manager (2003-Present).

Stephen Catherwood President (1979)	Since inception	PEG Portfolio Manager. Mr. Catherwood joined PEG in 2003 and has been with JPMorgan since 2001.

Christopher Cilenti Chief Financial Officer and Treasurer (1975)	Since inception	Executive Director-Product Controller, JPMorgan Chase since March 2023. Head of US Fund Services, Macquarie Asset Management, March 2022 (Date of acquisition of Central Park Group, LLC) to March 2023. Managing Director-Finance and Accounting, Central Park Group, LLC (Financial Service Firm) October 2007-March 2022 (Date of acquisition).

MARCH 31, 2025	JPMORGAN PRIVATE MARKETS FUND	25

BOARD OF TRUSTEES (continued)

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served	Principal Occupation During Past 5 Years

Carmine Lekstutis Chief Legal Officer and Secretary (1980)	Since inception	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Thomas Shors Chief Compliance Officer (1970)	Since inception	Vice President, JPMorgan Chase since December 2022; Director, UBS O’Connor from October 2020 through November 2022.

Jeffrey Pond Assistant Treasurer (1984)	Since December 10, 2024	Vice President, JPMorgan Chase since September 2024. Vice President, Macquarie Asset Management, March 2022 (Date of acquisition of Central Park Group, LLC) to August 2024. Controller, Central Park Group, LLC (Financial Service Firm) February 2014-March 2022 (Date of acquisition).

John Sweeney Assistant Treasurer (1975)	Since inception	PEG Portfolio Manager. Mr. Sweeney joined PEG in 2010 and has been with JPMorgan since 1997.

Kim Taylor Assistant Secretary (1965)	Since December 10, 2024	Executive Director and Assistant General Counsel, JPMorgan Chase since 2018.

Aiman Tariq Assistant Secretary (1991)	Since inception	Vice President and Assistant General Counsel, JPMorgan Chase since December 2022; Vice President, BlackRock from September 2021 to November 2022; Dechert LLP (law firm) from October 2018 to September 2021.

Max Vogel Assistant Secretary (1990)	Since inception	Vice President and Assistant General Counsel, JPMorgan Chase since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.

Henry Pickell Assistant Secretary (1980)	Since inception	Vice President and Assistant General Counsel, JPMorgan Chase since August 2022; Vice President and Senior Compliance Officer JPMorgan Chase from June 2018 to August 2022.

Tyler Jayroe Vice President (1976)	Since inception	PEG Portfolio Manager (2005 – Present)

Spencer Kubin Vice President (1988)	Since inception	PEG Portfolio Manager (2018 – Present)
Ryan Bell Vice President (1971)	Since inception	PEG Portfolio Manager since 2021; Managing Director, Barings LLC from 2019 to 2020.

*	The address of each officer is care of the Secretary of the Fund at 277 Park Avenue, New York, New York 10172.

26	JPMORGAN PRIVATE MARKETS FUND	MARCH 31, 2025

The J.P. Morgan Private Markets Fund (“JPMF”) is distributed by JPMorgan Institutional Investments Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Institutional Investments Inc. at 212-648-2293 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of JPMF before investing. The prospectus contains this and other information about JPMF. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the Fund’s website at www.jpmorganfunds.com.

A copy of proxy policies and procedures is available without charge upon request by calling 212-648-2293 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2024. All rights reserved.

(b) Not applicable.

Item 2. Code of Ethics.

(a)	The Fund has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(b)	Not applicable.

(c)	The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)	There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Fund’s Code of Ethics is attached hereto as exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Fund (the “Board”) has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2) The Board has determined that Donald A. Gignac and Karen Dunn Kelley are each an audit committee financial expert. The Board has determined that each of Mr. Gignac and Ms. Kelley are “independent” in that, (i) other than in his/her capacity as a member of the Audit Committee and the Board of Trustees of the registrant, he/she has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the registrant, and (ii) he/she is not an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed to the Fund for the period July 12, 2023 (commencement of operations) through March 31, 2024 and for the fiscal year ended March 31, 2025 for professional services rendered by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm (“PwC”), for the audit of the Fund’s annual financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $150,000 and $180,000, respectively.

(b) Audit-Related Fees. The aggregate fees billed to the Fund for the period July 12, 2023 (commencement of operations) through March 31, 2024 and for the fiscal year ended March 31, 2025 for assurance and related services by PwC that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $0 and $0, respectively.

For the period July 12, 2023 (commencement of operations) through March 31, 2024 and for the fiscal year ended March 31, 2025, aggregate Audit-Related Fees billed by PwC that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(c) Tax Fees. The aggregate fees billed to the Fund for the period July 12, 2023 (commencement of operations) through March 31, 2024 and for the fiscal year ended March 31, 2025 for professional services rendered by PwC for tax compliance, tax advice and tax planning were $62,710 and $97,990 respectively. Tax fees for the period July 12, 2023 (commencement of operations) through March 31, 2024 and for the fiscal year ended March 31, 2025 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns.

For the period July 12, 2023 (commencement of operations) through March 31, 2024 and for the fiscal year ended March 31, 2025, the aggregate Tax Fees billed by PwC that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(d) All Other Fees.

For the period July 12, 2023 (commencement of operations) through March 31, 2024 and for the fiscal year ended March 31, 2025, the aggregate fees billed by PwC to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the period July 12, 2023 (commencement of operations) through March 31, 2024 and for the fiscal year ended March 31, 2025, the aggregate fees in this category billed by PwC that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0 and $0, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2) All services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Fund, and to Affiliated Service Providers that provide ongoing services to the Fund for the last two calendar year ends were:

2024 - $40.5 million

2023 - $34.9 million

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence. No such services were provided for the period July 12, 2023 (commencement of operations) through March 31, 2024 and for the fiscal year ended March 31, 2025.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	The Fund’s consolidated Schedule of Investments as of March 31, 2025 is included as part of the Report included in Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to the registrant.

(b)	Not applicable to the registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as exhibit 19(a)(6) is a copy of the proxy voting policies and procedures of the Fund and its investment adviser.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this filing, the portfolio managers of the Fund are as follows:

Ashmi Mehrotra, Managing Director, Portfolio Manager, joined the Private Equity Group in 2003. She is Co-Head of the Private Equity Group, which, as of March 31, 2025, manages $35 billion in private equity investments on behalf of institutional and private investors. Currently, Ms. Mehrotra serves on numerous private equity fund Advisory committees and as an observer on certain portfolio company boards of directors. Prior to joining the Private Equity Group, Ms. Mehrotra was an investment analyst for the J.P. Morgan Private Bank, where she focused on investment portfolios for high net worth clients. An employee of JPMorgan Chase since 1999, Ms. Mehrotra also worked in JPMorgan Chase’s Internal Consulting Group, where she was responsible for Six Sigma projects and process improvement initiatives. Ms. Mehrotra earned her BA in Economics, International Relations and Spanish from Tufts University.

Stephen Catherwood, CFA, Managing Director, Portfolio Manager, joined the Private Equity Group in 2003. He is Co-Head of the Private Equity Group, which, as of March 31, 2025, manages $35 billion in private equity investments on behalf of institutional and private investors. Prior to joining the Private Equity Group, Mr. Catherwood was a part of the Adviser’s North America Institutional team where he worked with existing and prospective clients on opportunities across asset classes within the asset management business of JPMorgan Chase. He has been an employee of the firm since 2001. Mr. Catherwood holds a BA in Economics, cum laude, from Bucknell University. He is a CFA charterholder and is a member of the CFA Institute.

Tyler Jayroe, Managing Director, Portfolio Manager, joined the Private Equity Group in 2005. Prior to joining the Private Equity Group, he worked as an Executive Compensation Consultant for Aon Consulting, where he helped large companies design performance-based pay packages for their top executives. He previously worked in a variety of capacities for Actuarial Sciences Associates, an employee benefits and compensation consulting firm. Mr. Jayroe holds a BA, magna cum laude, from Vanderbilt University and an MBA from the University of Virginia. Currently, Mr. Jayroe serves on numerous private equity fund advisory committees and as an observer on certain portfolio company boards of directors.

Spencer Kubin, Executive Director, Portfolio Manager, joined the Private Equity Group in 2018 and has portfolio management and business development responsibilities. Prior to joining the group, Mr. Kubin focused on business development at Conatus Capital Management LP. Prior thereto, he worked at BlackRock Alternative Advisors. He began his career at Ernst & Young, where he performed audits of various investment management clients. Mr. Kubin holds a BS in Finance and Accounting from Miami University. He is a CFA charterholder and a Certified Public Accountant (non-practicing) and holds the Series 3, 7 and Series 63 licenses.

Ryan Bell, Executive Director, Portfolio Manager, joined the Private Equity Group in 2021. Prior to joining the Private Equity Group, he was a member of the Funds & Co-Investments team at Barings LLC investing in primary fund commitments, equity co-investments and secondaries on behalf of institutional clients. Mr. Bell’s previous industry experience was focused on direct private markets investments across multiple asset classes at Raven Capital Management LLC, Merrill Lynch & Co., Inc. and Capital Partners, Inc. (now Heartwood Partners). Mr. Bell holds an AB from Lafayette College and an MBA from New York University.

(b) As of the date of this filing, there have been no changes to the portfolio managers identified in the registrant’s most recently filed annual report on Form N-CSR.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Ashmi Mehrotra	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	2	$88.2	20	$3,656.2
	Other accounts	4	$1,548.5	5	$3,494.7
Stephen Catherwood	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	2	$88.2	20	$3,656.2
	Other accounts	4	$1,548.5	5	$3,494.7
Tyler Jayroe	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	2	$88.2	20	$3,656.2
	Other accounts	4	$1,548.5	5	$3,494.7
Spencer Kubin	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	2	$88.2	20	$3,656.2
	Other accounts	4	$1,548.5	5	$3,494.7
Ryan Bell	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	2	$88.2	20	$3,656.2
	Other accounts	4	$1,548.5	5	$3,494.7

Material Conflicts of Interest

The following actual or potential conflicts of interest should be considered by prospective holders of our Shares before making an investment in the Shares. As further described below, conflicts of interest will arise whenever JPMorgan Chase has an actual or perceived economic or other incentive in its management of client assets, including the Fund, to act in a way that benefits JPMorgan Chase. Conflicts will result, for example (to the extent permitted under applicable law, the Fund’s organizational documents and the Prospectus): (i) when the Adviser causes the Fund to purchase an investment product, such as interests in a mutual fund, a structured product, a separately managed account or interests in investment vehicles, issued or managed by JPMorgan Chase; (ii) when a JPMorgan Chase entity is engaged to provide services, including, but not limited to, trade execution and trading clearing, on behalf of the Fund; or (iii) when JPMorgan Chase receives payment or a benefit as a result of the Adviser investing the assets of the Fund in a company or an investment product. Other conflicts will result because of the relationship that JPMorgan Chase has with other clients or when JPMorgan Chase acts for its own account, as further described in detail below. As the Fund’s investment program develops over time, an investment in the Fund will likely be subject to additional and different risks and potential conflicts of interest. JPMorgan Chase and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate conflicts of interest. In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Relationship Among the Fund, Adviser and the Private Equity Group

The Adviser faces a conflict of interest between its responsibility to act in the best interests of the Fund, on the one hand, and any benefit, monetary or otherwise, that could result to it or its affiliates from the operation of the Fund, on the other hand. For example, the Adviser receives an Advisory Fee based on the net assets of the Fund. Consequently, the Adviser has an interest in engaging in relatively safe investments in order to receive the Advisory Fee. On the other hand, the Adviser is entitled to receive an Incentive Fee, which creates an incentive for the Adviser to recommend more speculative investments for the Fund than it would otherwise in the absence of such performance-based compensation. In addition, there is an inherent conflict of interest where the Adviser values, or provides assistance in connection with the valuation of, assets of the Fund and is receiving a fee based on the value of such assets. Overvaluing certain positions held by the Fund could inflate the value of the Fund’s assets as well as the Fund’s performance record which would likely increase the fees payable to the Adviser.

The Adviser has rendered in the past and will continue to render in the future various services to others (including investment vehicles and accounts which have the ability to participate in similar types of investments as those of the Fund) and perform a variety of other functions that are unrelated to the management of the Fund and the selection, acquisition, management and disposition of the Fund’s investments. The officers and employees of the Adviser are not required to devote all or any specific portion of their working time to the affairs of the Fund and actual or potential conflicts of interest arise in allocating management time, services or functions among such clients, including clients that may have the same or similar type of investment strategy as the Fund.

Relationship Among the Fund, the Adviser and JPMorgan Chase

The Adviser is a subsidiary of JPMorgan Chase. While certain types of transactions between the Fund and JPMorgan Chase may be prohibited under the 1940 Act, including transactions where JPMorgan Chase in acting for its account purchases assets from, or sells assets to, the Fund, the Fund may engage in certain transactions with the Adviser or engage JPMorgan Chase to provide certain services.

It is expected JPMorgan Chase will from time to time refer potential investors to the Fund. The Fund will not compensate JPMorgan Chase for such referrals, however, the Adviser may pay JPMorgan Chase for the referral. The Adviser faces conflicts of interest when such introduction or referral is made by an affiliate because the decision to transact with the referred client will likely benefit JPMorgan Chase.

Where an affiliate of JPMorgan Chase is appointed by the Adviser to render a service to the Fund which could have otherwise been provided by a third party, the Adviser will enforce (to the extent it is in their respective powers) the rights of the Fund or the relevant entity against any such JPMorgan Chase affiliate for the benefit of the investors of the Fund as a whole, unless the Adviser determines it is not in the best interest of the Fund.

JPMorgan Chase may also execute agency cross transactions between the Fund and other persons and will receive commissions from both parties to such transactions, in all cases subject to applicable law, including the 1940 Act, the Advisers Act and Dodd-Frank. Moreover, the Adviser may cause the Fund to execute the purchase or the sale of investments through JPMorgan Chase as agent or select JPMorgan Chase as executing broker in transactions for the Fund, and JPMorgan Chase will receive fees or commissions in connection with such transactions subject to applicable law. These agency cross transactions create a conflict of interest between the Adviser’s interest in assuring that the Fund receives best execution on all transactions and in limiting or reducing the fees paid by the Fund, and its interest in generating additional profits and fees for JPMorgan Chase.

The Distributor serves as principal underwriter for the Fund. The Distributor may receive fees directly from the Adviser and from certain investors making an investment in Shares of the Fund. The fees paid by investors will be borne by such investors in addition to their investment in Shares of the Fund. JPMorgan Chase, by virtue of its indirect interest in the Adviser, will indirectly benefit from the services of the Distributor which increase the assets upon which the Adviser receives fees from the Fund. In addition, the potential for the Distributor, and for JPMorgan Chase itself, to receive (directly or indirectly) compensation in connection with certain investors’ making an investment in the Shares of the Fund creates a conflict of interest in JPMorgan Chase recommending that the potential investors purchase such Shares of the Fund. The remuneration relating to sales of Shares of the Fund from time to time will be greater than that of other products that the Distributor might offer on behalf of JPMorgan Chase or other sponsors, and, in such case, JPMorgan Chase will have an incentive to offer Shares of the Fund to their clients.

JPMorgan Chase’s Investment Banking, Trading, Advisory and Other Activities

Banking Services

JPMorgan Chase is a diversified financial services firm that provides a broad range of services, including, but not limited to, financial, consulting, investment banking, advisory, brokerage and other services, and products to its clients and is a major participant in the global currency, equity, commodity, fixed-income and other markets in which the Fund is will invest. In providing services and products to its clients other than the Fund, affiliates of the Adviser, and at times the Adviser itself, face conflicts of interest with respect to activities recommended to or performed for the Fund, on one hand, and for JPMorgan Chase’s other clients, on the other hand. For example, JPMorgan Chase has, and continues to seek to develop, banking and other financial and advisory relationships with numerous US and non-US persons and governments. JPMorgan Chase also advises and represents potential buyers and sellers of businesses worldwide. The Fund could have invested in, or could wish to invest in, such an entity represented by JPMorgan Chase or with which JPMorgan Chase has a banking or other financial relationship. In addition, certain clients of JPMorgan Chase could invest in entities in which JPMorgan Chase holds an interest, including the Fund, and in providing services to its clients, JPMorgan Chase will from time to time recommend activities that would compete with or otherwise adversely affect the Fund or the Fund’s investments. It should be recognized that such relationships at times will impact or impair the Fund’s ability to engage in certain transactions and constrain the Fund’s investment flexibility. For example, if the Fund and JPMorgan Chase or another client of JPMorgan Chase are invested in the same company and there is a restructuring of the company, the Fund may not be able to dispose of its investments at the same time as JPMorgan Chase or such client because such transaction could be deemed a “joint transaction” with an affiliate which is prohibited under the 1940 Act without the prior approval of the SEC.

Where JPMorgan Chase offers financing, investment banking, investment advisory, investment management, portfolio management, transaction arrangement, depositary, accounting or administrative services or other products or services to the Fund, or any entity comprising the Fund, such services will be offered on an arm’s length basis, at market rates and on terms similar to those offered by third-party financing sources or third-party service providers, as appropriate. Notwithstanding the fact that the Adviser will use commercially reasonable efforts to achieve terms for the relevant transaction or services that are no less favorable to the Fund than would be obtained on an arm’s length basis as determined by the Adviser acting in good faith, it is possible that the resulting terms could nevertheless be less favorable from the Fund’s perspective than if the counterparty had been an independent third party.

Subject to applicable law, including the 1940 Act, JPMorgan Chase may receive certain fees for transactions with or services performed for or on behalf of the Fund or any other person in which the Fund holds (directly or indirectly) investments, including fees relating to: (A) the investments, directly or indirectly, for advisory, sale, development, redevelopment, construction, leasing or financing services performed by JPMorgan Chase; and (B) financing, investment banking, investment advisory, investment management, portfolio management, transaction arrangement, depositary, accounting or administrative services or other products or services provided, directly or indirectly, to the Fund or any other person in which the Fund holds (directly or indirectly) investments.

The Advisory Fee (or any other fee, charge, or payment due under any of the Fund’s organizational documents or such other agreement relating to the Fund, as applicable) will not be reduced or set-off by any portion of any such fees and all fees that JPMorgan Chase receives for transactions with, or services performed for or on behalf of, the Fund or any other person in which the Fund holds (directly or indirectly) such investments will be retained by JPMorgan Chase for its own account, except as may otherwise be agreed to by the Adviser or any other JPMorgan Chase affiliate in their absolute discretion or as may be required under the applicable law, including the 1940 Act.

JPMorgan Chase derives ancillary benefits from providing investment advisory, distribution, administrative and other services to the Fund. For example, providing such services to the Fund or fees paid to third party service providers engaged by the Adviser on behalf of the Fund generally help JPMorgan Chase enhance its relationships with various parties, facilitate additional business development and enable JPMorgan to obtain additional business and generate additional revenue. In addition, although the Adviser will make decisions for the Fund in accordance with its obligations to manage the Fund in a manner consistent with the Adviser’s fiduciary duties, the fees, allocations, compensation and other benefits to JPMorgan Chase (including benefits relating to business relationships of JPMorgan Chase) arising from those decisions will at times be greater as a result of certain portfolio, investment, service provider or other decisions (including decisions to either in-source or outsource certain processes or functions in connection with a variety of services that the Adviser provides to the Fund) made by the Adviser for the Fund than they would have been had other decisions been made which also might have been appropriate for the Fund.

In the ordinary course of its business, JPMorgan Chase and its representatives also generate, or receive from third parties, information regarding potential investment opportunities or other information that could be useful to someone such as the Adviser in the performance of its advisory services to the Fund. However, while such information may be shared with other JPMorgan Chase clients and their affiliates (to the extent JPMorgan Chase is not prohibited by law or contract from doing so), it might not be made available to the Adviser or JPMorgan Chase may otherwise act on such information in ways that may have an adverse effect on the Fund. JPMorgan Chase will not be under any obligation to disseminate such information.

JPMorgan Chase includes a number of entities that act as broker-dealers. Such broker-dealers may from time to time participate in underwriting syndicates with respect to portfolio companies or may otherwise be involved in the private placement of debt or equity securities issued by portfolio companies or otherwise in arranging financing for portfolio companies. Subject to applicable law, such broker-dealers may receive underwriting fees, placement commissions or other compensation with respect to such activities, which are not required to be shared with the Fund or other clients of JPMorgan Chase. Where a JPMorgan Chase broker-dealer serves as underwriter with respect to a portfolio company’s securities, in such capacity, it may require certain equity holders, which may include the Fund, to be subject to a lock-up period following the offering under applicable regulations, during which time such equity holders’ ability to sell any securities that they continue to hold is restricted. This may prejudice the Fund’s ability to dispose of such securities at an opportune time and thereby adversely affect the Fund’s performance. In addition, in certain instances, the Fund may be prohibited under the 1940 Act from making investments in entities where JPMorgan Chase is acting as underwriter.

Relationship with the Fund and Portfolio Companies

From time to time JPMorgan Chase also has relationships with, and represents, investors that have invested in or wish to invest in companies in which the Fund invests or will invest. In addition, JPMorgan Chase will from time to time represent, or provide acquisition financing to, a client competing with the Fund for an investment in a company. In providing services to its clients, JPMorgan Chase from time to time recommends activities that compete with or otherwise adversely affect the Fund or the Fund’s investments. In addition, as a result of JPMorgan Chase’s various other businesses and clients, JPMorgan Chase from time to time comes into possession of information about certain markets and investments, some of which is material, non-public or confidential information of particular issuers or the securities of such issuers, which, at times, will limit the Adviser’s ability to dispose of or retain or increase interests in investments held by the Fund or acquire certain investments on behalf of the Fund until the information has been publicly disclosed or is no longer deemed material. JPMorgan Chase also from time to time becomes subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict the Adviser’s ability to trade in certain investments on behalf of the Fund. These limited abilities to trade investments could materially adversely affect the investment results of the Fund. In addition, JPMorgan Chase’s internal information barriers that are designed to prevent the flow of certain types of information, including material, non-public, confidential information, from one area or part of JPMorgan Chase to another area or group thereof, restrict the Adviser’s ability to access information even when such information would be relevant to its management of the Fund and/or its management of the Fund’s investments or potential investments. Therefore, affiliates of the Adviser can trade differently from the Fund potentially based on information not available to the Investment Adviser. It should be also recognized that, under certain circumstances, JPMorgan Chase internal policies or identified actual or potential conflicts arising from such relationships will preclude the Fund from engaging in certain transactions, constrain the Fund’s investment flexibility and/or require the Fund to dispose of an investment sooner or later than desired.

For the foregoing reasons, among others, the Adviser will from time to time have a conflict of interest between acting in the best interests of the Fund and such other accounts managed by the JPMorgan Chase and/or the Adviser or their affiliates, principals or employees.

Other Private Equity Group Accounts and Allocation of Investments

The Adviser currently manages additional investment vehicles, funds and accounts using overlapping, similar and potentially identical strategies to the Fund (collectively, including any future accounts, the “PEG Accounts”). In addition, the Private Equity Group is expected to sponsor or manage collective investment vehicles or managed accounts with investment strategies that are overlapping with or similar to the Fund. As a result, the Adviser will from time to time have a conflict of interest between acting in the best interests of the Fund and other PEG Accounts. In particular with respect to allocation of investment opportunities, the types of investments made by the Fund will generally also be appropriate for other PEG Accounts and there is no assurance that the Fund will be allocated those investments. The Fund does not have priority in allocation of investments over other PEG Accounts. In addition, the Adviser will have a conflict with respect to allocating opportunities to larger PEG Accounts, clients with which the Adviser would like to develop a new relationship, affiliated PEG Accounts or PEG Accounts that share a common consultant.

The Adviser has developed policies and procedures to seek to allocate investment opportunities and make purchase and sale decisions among the Fund and the other accounts managed by the Adviser in a manner that it determines to be fair and equitable over time, subject to compliance with applicable 1940 Act rules and regulations and exemptive relief. In many cases these policies result in the pro rata allocation of limited opportunities across accounts, but in other cases investment allocations will be adjusted as the Adviser determines to be appropriate in order to reflect numerous other factors based upon the investment team’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitations and requirements of each of the investment team’s accounts and apply a variety of factors. In addition, regulatory requirements and certain limitations on co-investments may cause the Adviser to allocate on a random or rotational basis. The Adviser’s allocation policy and process seeks to take into account all relevant facts and circumstances for allocations of investments with constrained capacity, including specific requirements, investment guidelines, objectives, size, geographical limitations, risk profile, timing issues and capital available for investment of each client; diversification needs and prudent concentration levels, including exposure of the applicable client to a specific portfolio company; the ability to allocate the interests to more than one client; in the case of an investment in a Portfolio Fund, the specific investment objectives and restrictions of the Portfolio Fund, and the level of unfunded commitments of the applicable Portfolio Fund; legal, tax, regulatory and contractual restrictions; potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security and whether any “right of first refusal” or similar right exists with respect to a specific client; the nature of the investment opportunity, including minimum investment amounts and the source of the opportunity; and such other considerations as the Adviser deems relevant in good faith. The Adviser will seek to treat all clients fairly and equitably in light of all factors relevant to managing an investment fund or account, and in some cases the application of the factors described herein will result in allocations in which certain other of the accounts managed by the Adviser receive an allocation when other accounts managed by the Adviser (including the Fund) do not. As a result of such allocation decisions made by the Adviser, there will be instances where the Fund will not be able to participate (or will receive a reduced position) in an investment that would otherwise be appropriate for the Fund. Such allocation determinations require a significant amount of discretion by the Adviser, including with respect to weighing and balancing various important factors in determining what is fair and equitable with respect to all other accounts managed by the Adviser. Similarly, the Adviser will cause the liquidation or sale of such positions for the Fund and its other clients in its discretion in accordance with the foregoing principles. While the Adviser will seek to be fair and equitable with respect to its allocation decisions on a whole, any particular allocation decision may benefit another account managed by the Adviser instead of the Fund or may be detrimental to the Fund.

In addition, the terms of the Fund’s direct or indirect investment in a Portfolio Fund may be different from the terms of the investment in such Portfolio Fund by other PEG Accounts. In such cases, conflicts could arise between the Fund and other PEG Accounts with respect to the relevant issuer’s strategy, growth and financing alternatives and with respect to the manner and timing of the Fund’s exit from the investment compared to another client’s exit. For example, subject to applicable 1940 Act rules and regulations, the Fund may invest in an entity in which one or more PEG Accounts has an existing investment (e.g., in a secondary purchase from an unaffiliated investor in a private equity fund where the only terms of the private equity fund interests to be purchased that are negotiated are price related). Any such investment made by the Fund may be at a price or valuation higher than the price or valuation paid by such other clients and may be made on terms and conditions less favorable than those available to such other PEG Account. One or more PEG Accounts (or other investment vehicles, funds and accounts managed by JPMorgan Chase) may make an investment in an entity in which the Fund has already invested. Any such investment made by such clients may be at a price or valuation lower than the price or valuation paid by the Fund and may be made on terms and conditions more favorable to such clients than those available to the Fund. Such investments may also negatively impact the ability of the Fund to participate in follow-on investments and dispositions. The Fund will in certain circumstances have interests and objectives with respect to investments which conflict with those of other PEG Accounts.

In addition, investors should note that other PEG Accounts will be subject to different fee structures, be subject to different constraints, have more frequent or different investor reporting, be subject to different regulatory restrictions and focus on different investments than the Fund and, therefore, the strategies employed by such other client accounts and the Fund will likely diverge. The Adviser may also make a different investment recommendation to another PEG Account as compared to the Fund with respect to any particular investment as a result of such considerations. Therefore, the performance of the investment activities of the Fund may differ significantly from the results achieved by the other PEG Accounts that implement the same or a similar investment strategy as the Fund. There is no specific limit as to the number of accounts which may be managed or advised by the Adviser, the Private Equity Group or their affiliates.

As a result of the above and regulatory restrictions, in certain cases the Fund will not be afforded the chance to participate in attractive investment opportunities in which other PEG Accounts are given the opportunity to participate. The Fund may also at times be prohibited (due to, for example, exclusivity rights granted to other PEG Accounts, regulatory limitations, or a limit placed by an underlying manager on the number of clients of the Private Equity Group which are allowed to participate in an opportunity) from pursuing certain investment opportunities, or the ability of the Fund to participate in any particular opportunity may be substantially limited.

If permitted by applicable law, including the 1940 Act, the Fund and any entity comprising the Fund may make short-term investments of excess cash in money-market funds and other instruments sponsored and/or managed by JPMorgan Chase. In connection with any of these investments, the Fund and/or portfolio companies, as the case may be, will pay all fees pertaining to investments in such money-market funds, and, in such event, advisory fees payable to the Adviser by the Fund will be waived to avoid any “double fees” paid to JPMorgan Chase involved in making any of these investments. In other circumstances in which JPMorgan Chase receives any fees or other compensation in any form relating to the provision of services to the Fund, no accounting or repayment to the Fund will be required unless required under applicable law.

JPMorgan Chase provides financing, consulting, investment banking, management, custodial, transfer agency, stockholder servicing, treasury oversight, administration, distribution, underwriting, including participating in underwriting syndicates, brokerage (including prime brokerage) or other services to its clients, including companies in which the Adviser invests or may invest on behalf of the Fund, and receives customary compensation from, such entity which is the issuer of a debt or equity security purchased or held by the Fund or the portfolio companies in which the Fund invests. These relationships generate revenue to JPMorgan Chase and could influence the Adviser in deciding whether to select or recommend such companies for investments by the Fund, in deciding how to manage such investments, and in deciding when to realize such investments. For example, JPMorgan Chase earns compensation from companies for providing certain services, and the Adviser has an incentive to favor such companies over other companies with which JPMorgan Chase has no relationship when investing on behalf of, or recommending investments to, the Fund because such investments potentially increase JPMorgan Chase’s overall revenue. In addition, JPMorgan Chase derives ancillary benefits from providing these services. For example, allocating the Fund assets to a company, strengthens JPMorgan’s relationship with such company and their affiliates and could facilitate additional business development or enable JPMorgan Chase or the Adviser to obtain additional business and generate additional revenue. In providing these services, JPMorgan Chase could also act in a manner that is detrimental to the Fund, such as when JPMorgan Chase is providing financing services and it determines to close a line of credit to, to not extend credit to, or to foreclose on the assets of, a company in which the Fund invests, or when JPMorgan Chase advises a client, and such advice is adverse to the Fund. In addition, when a JPMorgan Chase broker-dealer serves as underwriter with respect to securities of a company in which the Fund invests, in such capacity, it may require certain equity holders, which may include the Fund, to be subject to a lock-up period following the offering under applicable regulations, during which time such equity holders’ ability to sell any securities is restricted. This would prejudice the Fund’s ability to dispose of such securities at an opportune time and thereby adversely affect the Fund. In addition, in certain instances, the Fund may be prohibited under the 1940 Act from making investments in entities where JPMorgan Chase is acting as underwriter. Any fees or other compensation received by JPMorgan Chase, excluding the Adviser, in connection with such activities will not be shared with the Fund or any investor in the Fund. Such compensation could include financial advisory fees, monitoring fees,

Adviser fees or fees in connection with restructurings or mergers and acquisitions, as well as underwriting or placement fees, financing or commitment fees, trustee fees and brokerage fees. Moreover, when JPMorgan Chase provides or arranges financing to a company in which the Fund has invested, the holder of the senior securities (including JPMorgan and its clients) may have, and in the event of the portfolio company’s financial distress or insolvency will have, interests substantially divergent from those of the Fund. There can be no assurance that JPMorgan Chase will be able to accommodate the interests of the Fund or that of its investors.

In addition, the Adviser’s management of the Fund benefits JPMorgan Chase in other ways. For example, the Fund may, subject to applicable law, invest directly or indirectly in the securities or other obligations of companies in which PEG Accounts have an equity, debt or other interest. In addition, the Fund may engage in investment transactions that result in other PEG Accounts being relieved of obligations or otherwise divesting of investments or transactions that cause the Fund to have to divest certain investments due to its affiliation with such other account, in all cases subject to applicable law, including the 1940 Act. The purchase, holding and sale of investments by the Fund at times will likely enhance the profitability of JPMorgan Chase’s or other PEG Accounts’ own investments in and its activities with respect to such companies.

Investments in Different Classes and Issuer’s Capital Structure

A conflict could arise when another PEG Account, or one or more other accounts managed by J.P. Morgan Chase, the Adviser or their affiliates (collectively, the “J.P. Morgan Accounts”) directly or indirectly invest in different instruments or classes of securities of the same issuer than those in which the Fund invests. In certain circumstances, one or more PEG Accounts or J.P. Morgan Accounts will have different investment objectives and could pursue or enforce rights with respect to a particular issuer in which the Fund has invested, and those activities could have an adverse effect on the Fund. For example, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by another PEG Account or J.P. Morgan Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the other client’s performance will not be affected because such client no longer has an investment in the issuer. In addition, the Fund, along with other PEG Accounts and J.P. Morgan Accounts, may pursue or enforce rights with respect to a particular issuer, or the Adviser, the Private Equity Group and/or J.P. Morgan Chase may pursue or enforce rights with respect to a particular issuer on behalf of the Fund, other PEG Accounts or other J.P. Morgan Accounts. The Fund could be negatively impacted by the activities by or on behalf of such other PEG Accounts or J.P. Morgan Accounts, and transactions for the Fund could be impaired or effected at prices or terms that are less favorable than would otherwise have been the case had a particular course of action with respect to the issuer of the securities not been pursued with respect to such other PEG Accounts or J.P. Morgan Accounts. These conflicts are magnified with respect to issuers that become insolvent. Furthermore, it is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding the Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by J.P. Morgan Chase, J.P. Morgan Accounts or the other PEG Accounts. Finally, in certain instances, personnel of J.P. Morgan Chase may obtain information about the issuer that is material to the management of other PEG Accounts or J.P. Morgan Accounts and that will at times limit the ability of personnel of the Adviser to buy or sell securities of the issuer on behalf of the Fund.

The results of the investment activities of the Fund may differ significantly from the results achieved by J.P. Morgan Chase for the other PEG Accounts, the J.P. Morgan Accounts or for its own account. The Adviser will manage the Fund and the other PEG Accounts in accordance with their respective investment objectives and guidelines; however, J.P. Morgan Chase advisers outside of the Private Equity Group will from time to time give advice and take action with respect to any current or future J.P. Morgan Accounts that competes or conflicts with the advice the Adviser gives to the Fund or its other clients, including with respect to the timing or nature of actions relating to certain investments (including, without limitation, advising or having J.P. Morgan Accounts engage in short sales of securities or instruments issued by companies in which the Fund has invested). The Adviser may also make different investment recommendations or decisions among its clients depending on specific requirements or factors applicable to such clients, including investment guidelines, objectives, size, geographical limitations, risk profile and capital available. Future investment activities by the Adviser on behalf of other PEG Accounts, or by J.P. Morgan Chase on behalf of other J.P. Morgan Accounts, will likely give rise to additional conflicts of interest and demands on the Adviser’s time and resources.

Regulatory Restrictions and Overall Position Limits

From time to time, the activities of the Fund will be restricted because of regulatory requirements applicable to JPMorgan Chase or its internal policies designed to comply with, limit the applicability of, or that otherwise relate to such requirements. There may be periods when the Adviser could preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives. The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless the Fund has received an order granting an exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance. The Adviser, the Fund and certain funds advised by the Adviser have received an exemptive order from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside certain funds advised by the Adviser, where the Adviser negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms).

The conditions contained in the exemptive order may limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. In addition, other conflicts may be present in a particular investment that may limit or restrict the Fund’s ability to participate, notwithstanding the exemptive order. The exemptive order does not apply to all investments or to all affiliates of the Adviser. As a result, the Fund may be limited or restricted from participating in certain investment opportunities, notwithstanding the exemptive order, including in investments in which affiliates of the Adviser not covered by the exemptive order participate. An inability to receive the desired allocation to potential investments may affect Fund’s ability to achieve the desired investment returns.

As permitted by the terms of the exemptive order, the Board has established objective criteria (“Board Established Criteria”) clearly defining the types of privately negotiated investment opportunities in which the Fund will have the opportunity to participate with one or more private funds or proprietary accounts managed by the Adviser in reliance on the exemptive order. If an investment falls within the Board Established Criteria, the Adviser must offer an opportunity for the Fund to participate. The Fund may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Fund. If the Adviser determines that such investment is not appropriate for the Fund, the investment will not be allocated to the Fund, but the Adviser will be required to report such investment and the rationale for its determination for the Fund to not participate in the investment to the Board at the next quarterly board meeting.

The Fund may participate in other aggregated transactions alongside affiliates of the Adviser and funds and accounts managed by the Adviser and its affiliates that qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) of the 1940 Act and Rule 17d-1 thereunder as expressed in no-action letters or other available guidance from the SEC or its staff, including aggregated transactions where only price-related terms of the private placement security to be purchased are negotiated by the Adviser.

The Fund, together with interests held by other clients of the Adviser, may be limited from owning or controlling, directly or indirectly, interests in Portfolio Funds or other issuers that equal or exceed 5% of such issuer’s outstanding voting securities. In addition, the Fund may seek to invest in a Portfolio Fund’s non-voting securities and, together with interests held by other clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying Portfolio Fund not be deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may impose limits on the Fund’s dealings with the Portfolio Fund and its affiliated persons. As a general matter, however, the Portfolio Funds in which the Fund will invest do not typically provide their shareholders with an ability to vote to appoint, remove or replace the general partner of the Portfolio Fund (except under quite limited circumstances that are not presently exercisable). Notwithstanding these limitations, under certain circumstances the Fund could become an affiliated person of a Portfolio Fund or another issuer. In such circumstances, the Fund may be restricted from transacting with the Portfolio Fund or its portfolio companies absent an applicable exemption (whether by rule or otherwise).

Restrictions on the Adviser with respect to Managing Registered Securities

The Fund may invest directly or indirectly in securities of non-public companies that may subsequently register their equity securities and list them for public trading while the Fund owns such securities. The Adviser, on behalf of the Fund, as a holder of securities of a non-public company, may also determine that it is in the Fund’s interest to encourage such a company to register its equity securities and to list them for public trading as part of the Fund’s investment or exit strategy. In connection with such registration and listing, it may be in the interest of the Fund that members of the Adviser or the Private Equity Group serve on the board of directors of such company. However, applicable securities laws and internal policies of J.P. Morgan Chase could limit the ability of such persons to serve on such board. In addition, if such persons serve on the board of a public company, such persons and the Fund will likely be subject to certain investment and trading limitations arising from such board member’s access to material, non-public information, as described above in “J.P. Morgan Chase’s Investment Banking, Trading, Advisory and Other Activities – Relationship with the Fund and Portfolio Companies”. Such limitations may be adverse to the Fund.

Director Independence

The 1940 Act requires that at least a majority of our directors not be “interested persons” (as defined in the 1940 Act) of the Fund. On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist our Board in determining whether the director is independent under the 1940 Act and our corporate governance guidelines. Our Board has determined that each of our directors, other than Ashmi Mehrotra, is not an “interested person” of the Fund under the 1940 Act. Our governance guidelines require any director who has previously been determined to be independent to inform the Chair of the Board, the Chair of the Nominating Committee and our corporate secretary of any change in circumstance that may cause his or her status as an independent director to change. Our Board limits membership on the Audit Committee and the Nominating and Governance Committee to independent directors.

Adviser Proxy Voting

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

(a)(3) The following description regarding portfolio manager compensation is provided as of March 31, 2025.

The Adviser’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The Adviser’s disciplined pay-for-performance framework focuses on total compensation – base salary and incentive pay – so that pay is commensurate with the overall performance of the Adviser, respective businesses and individual performance. This includes a discretionary approach to assess the employee’s performance throughout the year against four broad dimensions – business results, client/customer/stakeholder, teamwork and leadership, and risk, controls and conduct. These performance dimensions consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To seek to promote a proper pay-for-performance alignment, the Adviser does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this assessment of performance, for select portfolio managers, regard is given to the performance of relevant funds/ strategies managed by the portfolio manager.

An individual performance assessment, in addition to the overall performance of the relevant business unit and investment team, is integrated into the final assessment of incentive compensation for an individual portfolio manager as part of the assessment of business results.

Feedback from the Adviser’s risk and control professions is considered in assessing performance.

The Adviser seeks to maintain a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), and variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time.

(a)(4) The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of the Adviser’s investment committee as of March 31, 2025.

Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Ashmi Mehrotra	$100,001–$500,000
Stephen Catherwood	$100,001–$500,000
Tyler Jayroe	$100,001–$500,000
Spencer Kubin	$100,001–$500,000
Ryan Bell	$100,001–$500,000

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or over $1,000,000.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)

The Fund’s principal executive and principal financial officers have concluded, based on their evaluation of the Fund’s disclosure controls and procedures as of a date within 90 days of the filing date of this Report, that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Fund’s Code of Ethics is included herein in response to Item 2(f).

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(a)(6)	Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 12.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMORGAN PRIVATE MARKETS FUND

By:	/s/Ashmi Mehrotra
Ashmi Mehrotra
Chief Executive Officer

Date: June 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

JPMORGAN PRIVATE MARKETS FUND

By:	/s/Ashmi Mehrotra
Ashmi Mehrotra
Chief Executive Officer

By:	/s/Christopher Cilenti
Christopher Cilenti
Chief Financial Officer

Date: June 6, 2025